Exhibit 10.1

LOCK-UP AGREEMENT

THIS LOCK-UP AGREEMENT (the “Agreement”) is entered into as of September ___, 2018, by and between the undersigned Shareholder and Zev Ventures Incorporated, a Nevada corporation (the “Company”), with a corporate address of 396 Washington Street, Suite 272, Wellesley, MA 02481;

WHEREAS, the Company intends to enter into an Agreement and Plan of Merger and Reorganization (“Merger Agreement”) with Ondas Networks Inc., a Delaware corporation (“Ondas”) whereby the Company will acquire 100% of the issued and outstanding shares of common stock of Ondas in exchange for the issuance of shares of the Company’s common stock, $0.0001 par value (“Common Stock”) equaling approximately 25,000,000 shares in the aggregate (the “Transaction”); and

WHEREAS, upon the Effective Date of the Transaction, the Company will change its name to Ondas Holdings Inc. and Ondas will be its wholly owned subsidiary.

WHEREAS, the Merger Agreement will provide for the approval of the 2018 Stock Incentive Plan (the “Plan”) to provide a means through which the Company may attract and retain key personnel and provide a means whereby current and prospective directors, officers, employees, consultants and advisors of the Company can acquire and maintain an equity interest in the Company; and

WHEREAS, pursuant to the Merger Agreement, and as a condition to closing the transactions contemplated thereby, the Shareholder will enter into this Agreement, which, among other things, will restrict the sale, assignment, transfer, encumbrance or other disposition of the shares of Common Stock to be issued pursuant to the Merger Agreement, or Common Stock to be issued in the future upon the exercise of any equity interest under the Plan (the “Company Securities”); and

WHEREAS, the parties hereto desire to restrict the sale, assignment, transfer, encumbrance or other disposition of the Company Securities and obligations in respect thereof as hereinafter provided.

NOW THEREFORE, in consideration of the premises and of the terms and conditions contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.            LOCK-UP OF SECURITIES.

(a)           Shareholder agrees that from the date of the Closing of the Merger Agreement (the “Effective Date”) until twelve (12) months after the Effective Date (the “Lock-Up Period”), the Shareholder will not make or cause any sale, assignment, transfer, or encumbrance, or establish a short position or other transaction with a purpose to hedge or dispose of the Company Securities that the Shareholder owns or has the power to control the disposition of, either of record or beneficially. After the completion of the Lock-Up Period, the Shareholder agrees to not sell, assign, transfer, encumber, or establish a short position or otherwise hedge or dispose of more than five percent (5%) of the respective Company Securities owned by Shareholder per each rolling ninety (90) day period beginning with the Shareholder’s first transfer of Company Securities after the termination of the Lock-Up Period and continuing until the date that is twenty-four (24) months from the Effective Date (the “Dribble Out Period”). Upon the completion of the Dribble Out Period, this Agreement will terminate and Shareholder will be free to transfer or dispose of the Company Securities without limitation, except that all such transfers or dispositions shall be in compliance with applicable Securities Laws as described in Section 3 below. Notwithstanding anything to the contrary in this Section 1(a), the Shareholder may assign, distribute or transfer the Company Securities to any of the Shareholder’s affiliates, any entity that is controlled by, controls or is under common control with the Shareholder and any investment fund or other entity controlled or managed by the Shareholder; provided, that in the case of any such assignment, distribution or transfer, the assignee, distributee and transferee shall execute and deliver to the Company a lock−up agreement in the form of this Agreement.

(b)           Notwithstanding the foregoing, the restrictions set forth in Section 1(a) above shall not apply (A) in the event that a change of control of the Company occurs after the Effective Date or (B) to transfers or dispositions (i) if the undersigned is not a natural person, to its equity holders, (ii) to the immediate family members of the undersigned or its equity holders, (iii) a family trust, foundation or partnership created for the exclusive benefit of the undersigned, its equity holders or any of their respective immediate family members, (iv) a charitable foundation controlled by the undersigned, its equity holders or their respective immediate family members as a bona fide gift or gifts, (v) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, (vi) transfers or dispositions of shares of Common Stock by will, other testamentary document or intestate succession to the legal representative, heir, beneficiary or a member of the immediate family of the undersigned, (vii) consummated in a private transaction among the Shareholder and the transferee wherein the Company Securities transferred are not sold or otherwise disposed on the market or exchange in which the Company’s Common Stock is listed, or (viii) approved in writing by the Company’s Board of Directors (a “Release”) prior to such transfer or disposition, which such approval shall be in the sole discretion of the Board of Directors except that such approval will not be unreasonably withheld so long as the Board of Directors determines that such transfer or disposition will not significantly harm or damage the Company’s trading or market value, provided that in each such case that the transferee thereof agrees to be bound by the restrictions set forth herein. For purposes of this Agreement, a “change of control” shall mean any event whereby any person or entity gains or purchases more than fifty percent (50%) of the voting securities of the Company and “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin. Notwithstanding the foregoing, in the event of a Release, in full or in part, of an officer, director or beneficial owner of 5% or more of the Company Securities (a “Triggering Release”), then the undersigned shall be automatically released to the same extent with respect to the same percentage of the Company Securities of the undersigned as the percentage of Company Securities being released in the Triggering Release. In the event of a Triggering Release, the Company shall notify the undersigned within two (2) business days of such Triggering Release.

(c)           During the Lock-Up Period, Shareholder hereby authorizes the Company to cause any transfer agent for the Company Securities subject to this Lock-Up Agreement to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to the Company Securities, subject to this Agreement for which the Shareholder is the record holder and, in the case of Company Securities subject to this Lock-Up Agreement for which the Shareholder is the beneficial owner but not the record holder, agrees during the Lock-Up Period to cause the record holder to cause the relevant transfer agent to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to the Company Securities subject to this Lock-Up Agreement, if such transfer would constitute a violation or breach of this Agreement.

2.           TRANSFER; SUCCESSOR AND ASSIGNS.

The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. As provided above, any transfer (not limited to, but including any hypothecation) of stock shall require the transferee to execute a Lock-Up Agreement in accordance with the same terms set forth herein. Nothing in this Agreement, expressed or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

3.            COMPLIANCE WITH SECURITIES LAWS.

Shareholder shall not at any time during or following the Dribble Out Period make any transfer, except (i) transfers pursuant to an effective registration statement under the Securities Act, (ii) transfers pursuant to the provisions of Rule 144, or (iii) if such Shareholder shall have furnished the Company with an opinion of counsel, if reasonably requested by the Company, which opinion and counsel shall be reasonably satisfactory to the Company, to the effect that the transfer is otherwise exempt from registration under the Securities Act and that the transfer otherwise complies with the terms of this Agreement.

4.            OTHER RESTRICTIONS.

(a)         Legends. The Shareholder hereby agrees that each outstanding certificate representing shares of Common Stock issued to Shareholder during the Lock-Up Period and Dribble Out Period, and all shares issued in book entry form, shall bear legends reading substantially as follows:

(i)	THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SHARES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT.

(ii)	THE SALE OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A LOCK-UP AGREEMENT DATED [____], 2018, BETWEEN THE COMPANY AND THE STOCKHOLDER LISTED ON THE FACE HEREOF. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE PROVIDED TO THE HOLDER HEREOF UPON REQUEST. NO TRANSFER OF SUCH SECURITIES WILL BE MADE ON THE BOOKS OF THE ISSUER UNLESS ACCOMPANIED BY EVIDENCE OF COMPLIANCE WITH THE TERMS OF SUCH LOCK-UP AGREEMENT.

(b)          Termination of Restrictive Legends. The restrictions referred to in Section 4(a)(i) shall cease and terminate as to any particular shares (i) when, in the opinion of counsel for the Company, such restriction is no longer required in order to assure compliance with the Securities Act or (ii) when such shares shall have been transferred in a Rule 144 transfer or effectively registered under the Securities Act. The restrictions referred to in Section 4(a)(ii) shall cease and terminate at the end of the Dribble Out Period. Whenever such restrictions shall cease and terminate as to any shares, Shareholder shall be entitled to receive from the Company, in exchange for such legended certificates, without expense (other than applicable transfer fees and taxes, if any, if such unlegended shares are being delivered and transferred to any person other than the registered holder thereof), new certificates for a like number of shares not bearing the relevant legend(s) set forth in Section 4(a). The Company may request from Shareholder a certificate or an opinion of counsel of Shareholder with respect to any relevant matters in connection with the removal of the legend(s) set forth in Section 4(a)(i) from Shareholder’s stock certificates, which certificate or opinion of counsel will be reasonably satisfactory to the Company.

(c)           Copy of Agreement. A copy of this Agreement shall be filed with the corporate secretary of the Company, shall be kept with the records of the Company and shall be made available for inspection by any shareholder of the Company. In addition, a copy of this Agreement shall be filed with the Company’s transfer agent of record.

(d)          Recordation. The Company shall not record upon its books any transfer to any person except transfers in accordance with this Agreement.

5.            NO OTHER RIGHTS

The Shareholder understands and agrees that the Company is under no obligation to register the sale, transfer or other disposition of Shareholder’s Company Securities under the Securities Act or to take any other action necessary in order to make compliance with an exemption from such registration available.

6.            SPECIFIC PERFORMANCE

Shareholder acknowledges that there would be no adequate remedy at law if the Shareholder fails to perform any of its obligations hereunder, and accordingly agrees that the Company, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of the Shareholder under this Agreement in accordance with the terms and conditions of this Agreement. Any remedy under this Section 6 is subject to certain equitable defenses and to the discretion of the court before which any proceedings therefor may be brought.

7.            NOTICES.

All notices, statements, instructions or other documents required to be given hereunder shall be in writing and shall be given either personally or by mailing the same in a sealed envelope, first-class mail, postage prepaid and either certified or registered, return receipt requested, or by telecopy, and shall be addressed to the Company at its principal offices and to Shareholder at the respective addresses furnished to the Company by Shareholder.

8.            SUCCESSORS AND ASSIGNS.

This Agreement shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns.

9.            RECAPITALIZATIONS AND EXCHANGES AFFECTING SHARES.

Except as otherwise provided in Section 1(b)(A) above, the provisions of this Agreement shall apply, to the full extent set forth herein with respect to the Company Securities, and to any and all shares of capital stock or equity securities of the Company which may be issued by reason of any stock dividend, stock split, reverse stock split, combination, recapitalization, reclassification or otherwise.

10.         GOVERNING LAW.

This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada.

11.          COUNTERPARTS.

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

12.          ATTORNEYS’ FEES.

If any action at law or in equity (including arbitration) is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys’ fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled as determined by such court, equity or arbitration proceeding.

13.          AMENDMENTS AND WAIVERS.

Any term of this Agreement may be amended with the written consent of the Company and the Shareholder. No delay or failure on the part of the Company in exercising any power or right under this Agreement shall operate as a waiver of any power or right. The Board of Directors of the Company may amend the terms and conditions of this Agreement or the term of the Lock-Up Period. In such event, the Company shall amend the terms and conditions of this Agreement or the term of the Lock-Up Period or Dribble Out Period on a pro-rata basis for each Shareholder that is subject to this Agreement at any time so long as the Board reasonably determines that any such Amendment is in the best interests of the Company. Notwithstanding the foregoing, any amendment to this Agreement or the Lock-Up Period shall in no way mean or be construed as the amendment, modification or waiver of any other lock-up agreement to which the Company is a party.

14.          SEVERABILITY.

If one or more provisions of this Agreement are held to be unenforceable under applicable law, portions of such provisions, or such provisions in their entirety, to the extent necessary, shall be severed from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

15.          DELAYS OR OMISSIONS.

No delay or omission to exercise any right, power or remedy accruing to any party to this Agreement, upon any breach or default of the other party to this Agreement shall impair any such right, power or remedy of such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of any similar breach or default thereafter occurring; nor shall any waiver of any breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party to this Agreement of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any holder shall be cumulative and not alternative.

16.          ENTIRE AGREEMENT.

This Agreement and the documents referred to herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements existing between the parties hereto are expressly canceled.

(Signature page follows.)

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

COMPANY:

ZEV VENTURES INCORPORATED

By:
Eric Brock
Chief Executive Officer

SHAREHOLDER:

Name:

Address: